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Scudder Investments VIT Funds

Scudder VIT Equity 500 Index Fund

Class A Shares

Class B Shares

Class B2 Shares


Scudder VIT Small Cap Index Fund

Class A Shares

Class B Shares


Supplement to the currently effective prospectuses


The following replaces "The portfolio manager" section of the prospectuses.

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA ("NTI"). Chad is a Team Leader -- Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages.




















               Please Retain This Supplement for Future Reference





November 8, 2005